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                                                                   EXHIBIT 10.79


                             STOCK OPTION AGREEMENT

     MADE as of this 29th day of June, 1998 by MEGO MORTGAGE CORPORATION, a Delaware corporation with its principal offices at 1000 Parkwood Circle, 5th Floor, Atlanta, Georgia 30339 (the "Company"), in favor of CITY NATIONAL BANK OF WEST VIRGINIA, a national banking association with its principal offices at 3601 MacCorkle Avenue, Charleston, West Virginia (the "Holder").

                                   Background:

     This Agreement is executed pursuant to the terms of a Preferred Stock Purchase Agreement dated as of June 9, 1998 entered into by the Company and the Holder (the "Preferred Stock Purchase Agreement"). Capitalized terms not otherwise defined herein shall have the meanings given to them in the Preferred Stock Purchase Agreement.

                                   WITNESSETH:

     NOW, THEREFORE, in consideration of the mutual undertakings set forth in the Preferred Stock Purchase Agreement and other good and valuable consideration, the Company, intending to be legally bound, hereby agrees as follows:

     1. Definitions. For purposes of this Agreement, the following terms shall have the meanings indicated below, unless the context otherwise requires:

          (a) "Agreement" shall mean this Agreement and any future amendments, restatements, modifications or supplements hereof or hereto.

          (b) "Board" shall mean the Board of Directors of the Company, as comprised from time to time.

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          (c) "Capital Stock" shall mean the Common Stock, and any other stock of any class, whether now or hereafter authorized, which has the right to participate in the distribution of earnings and assets of the Company without limit as to amount or percentage. "Capital Stock" shall not include any shares at any time directly or indirectly owned by the Company.

          (d) "Closing Price" with respect to the Common Stock on any day shall mean: (i) if the Common Stock is listed or admitted for trading on a national securities exchange (which shall include for this purpose the Nasdaq National Market) the reported last sales price regular way or, if no such reported sale occurs on such day, the average of the closing bid and asked prices regular way on such day, in each case as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such class of security is listed or admitted to trading, or (ii) if the Common Stock is not listed or admitted to trading on any national securities exchange, the last quoted sales price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market on such day as reported by NASDAQ or any comparable system then in use or, if not so reported, as reported by any New York Stock Exchange member firm reasonably selected by the Company for such purpose.

          (e) "Fair Market Value" with respect to the Common Stock on any day shall mean the average of the daily Closing Prices of a share of Common Stock for the 10 consecutive business days ending on the most recent business day for which a Closing Price is available; provided, however, that in the event that Fair Market Value is determined during a period following the announcement by the Company of: (i) a dividend or distribution on the Common Stock, or (ii) any subdivision, combination or reclassification of the Common Stock and prior to the expiration of 10 business days after the ex-dividend date for

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such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the Closing Price for each day during such period of 10 consecutive business days which falls prior to such ex-dividend date shall be appropriately adjusted.

          (f) "Option" shall mean the option herein provided to purchase the whole block or any part of the block of shares of Common Stock purchasable hereunder.

          (g) "Option Price" shall mean the price per share at which Common Stock is purchasable hereunder, as such price may be adjusted from time to time pursuant hereto.

          (h) "Option Stock" shall mean, individually or collectively, as appropriate, any share or shares of Common Stock purchased upon exercise of the Options.

     2. Grant of Option. The Company hereby grants to the Holder the right to purchase, at any time up to 180 days after the second anniversary of the Closing Date (the "Expiration Date"), up to 6,666,667 shares of fully paid and non-assessable Common Stock at an exercise price of $1.50 per share (subject to adjustment as hereinafter provided).

     3. Exercise of Options. This Option may be exercised in whole or in part (but not as to a fractional share of Common Stock) by the surrender of this Agreement, properly endorsed, at any office of the Company and upon payment to it by certified or bank cashier's check of the Option Price for the shares purchasable thereunder. The persons entitled to the shares of Option Stock so purchased shall be treated for all purposes as the holders of such shares as of the close of business on the date of exercise. Certificates for the shares of Option Stock so purchased, together with a new Agreement or Agreements of like tenor representing in the aggregate the right to purchase the


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number of shares of Common Stock with respect to which the Option has not been exercised (each such Agreement to be for such portion of the total shares of Option Stock as the holder thereof shall designate), and shall be issued and delivered to the persons so entitled within a reasonable time, not exceeding ten
(10) days, after such exercise.

     4. Exchange. This Agreement is exchangeable, upon the surrender thereof by the Holder at any office of the Company, for a new Agreement or Agreements of like tenor representing in the aggregate the right to purchase the number of shares of Option Stock then purchasable hereunder, each of such new Agreements to represent the right to subscribe for and purchase such portion of the aggregate number of shares of Option Stock issuable hereunder as shall be designated by the Holder at the time of such surrender.

     5. Transfer. This Agreement is transferable, in whole or in part, at any office of the Company by the Holder in person or by duly authorized attorney, upon presentation of the Agreement, properly endorsed, for transfer.

     6. Certain Covenants of the Company. The Company covenants and agrees that all Option Stock which may be issued upon the exercise of this Option will, upon issuance, be duly and validly issued, fully paid and non-assessable and free from all taxes, liens, encumbrances, options, preemptive rights, and other charges with respect to the issue thereof; and, if any other outstanding shares of the Company's Common Stock are then listed on a national or regional securities exchange or on the Nasdaq National Market System, will be so listed. The Company further covenants and agrees that, during the period within which this Option may be exercised: (a) the Company shall, at all times, have authorized and reserved for the purpose of issue upon exercise of the Option evidenced by this Agreement, a sufficient number of shares of Common Stock, and
(b) the Company will not,

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by amendment of its Certificate of Incorporation or through any reclassification, capital reorganization, consolidation, merger, sale or conveyance of assets, dissolution, liquidation, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Agreement, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder hereunder.

     7. Adjustment of Purchase Price and Number of Shares. The number and kind of securities purchasable upon the exercise of the Option and the Option Price shall be subject to adjustment from time to time upon the occurrence of certain events as follows:

          (a) Mergers and Reclassifications. If after the date hereof there shall be any reclassification, capital reorganization or change of the Common Stock (other than as a result of a subdivision, combination or stock dividend provided for in Section 7(b) hereof), or any consolidation of the Company with, or merger of the Company into, another corporation or other business organization (other than a merger in which the Company is the continuing corporation and which does not result in any reclassification or change of the outstanding Common Stock), or any sale or conveyance to another corporation or other business organization of all or substantially all of the assets of the Company, then, as a condition of such reclassification, reorganization, change, consolidation, merger, sale or conveyance, lawful provisions shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall thereafter have the right to purchase, at a total price not to exceed that payable upon the exercise of the Option in full, the kind and amount of shares of stock and other securities and property which the Holder would have received upon such

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reclassification, reorganization, change, consolidation, merger, sale or conveyance if the Holder had exercised the Option in full immediately prior to such reclassification, reorganization, change, consolidation, merger, sale or conveyance, and in any such case appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including without limitation, provisions for the adjustment of the Option Price and the number of shares issuable hereunder) shall thereafter be applicable in relation to any shares of stock or other securities and property thereafter deliverable upon exercise hereof.

          (b) Dividends; Subdivisions; Combinations. If after the date hereof the Company shall subdivide the Common Stock, by split-up or otherwise, or combine the Common Stock, or issue additional shares of Common Stock in payment of a stock dividend on the Common Stock: (i) the number of shares of Option Stock issuable upon the exercise of this Option shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination, and (ii) the Option Price shall forthwith be proportionately decreased in the case of subdivision or stock dividend, or proportionately increased in the case of a combination.

          (c) Adjustments for Issuances Below Option Price. In case the Company shall at any time or from time to time after the date hereof issue or sell any shares of Common Stock (other than shares issued in transactions to which Sections 7(a) or 7(b) hereof apply), for consideration per share less than the Option Price in effect immediately prior to the time of such issue or sale, or pay any dividend or make any other distribution upon the Common Stock payable in cash, property or securities of the Company other than Common Stock or in securities of a corporation other than the Company, then forthwith upon such issue or sale, or upon the payment of such dividend or the making of such other

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distribution, as the case may be, the Option Price shall (until another such issue or sale, or dividend or other distribution) be reduced to a price (calculated to the nearest cent) determined by dividing: (i) an amount equal to the sum of (x) the number of shares of Common Stock outstanding immediately prior to such issue or sale or the payment of such dividend or the making of such other distribution, multiplied by the Option Price in effect immediately prior to such event, plus (y) the consideration, if any, received by the Company upon such issue or sale minus (z) the aggregate amount of such dividend or other distribution in respect of Common Stock, by (ii) the total number of shares of Common Stock outstanding immediately after such issue or sale or dividend or other distribution. Further, the number of shares of Option Stock purchasable hereunder shall be increased to a number determined by dividing: (i) the number of shares of Option Stock purchasable hereunder immediately prior to such issue or sale or dividend or other distribution, multiplied by the Option Price hereunder immediately prior to such event, by (ii) the Option Price in effect immediately after the foregoing adjustment. Notwithstanding the foregoing, no adjustment shall be made under this Section 7(c) if the same issuance or sale would result in a greater adjustment under Section 7(d) below.

          (d) Adjustments for Issuance Below Fair Market Value. In case the Company shall at any time or from time to time after the date hereof issue or sell any shares of Common Stock (other than shares issued in transactions to which Sections 7(a) or 7(b) hereof apply), for consideration per share less than the Fair Market Value per share of outstanding Common Stock on the date of such issuance or sale, or on the first date of the announcement of such issuance or sale (whichever is less), then, effective immediately prior to the time of such issuance, sale or announcement, the number of shares of Common Stock purchasable upon exercise of this Option shall be adjusted by multiplying the number of shares of Common Stock subject to purchase upon exercise of this Option by a fraction, the

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numerator of which shall be the total number of shares of Common stock outstanding immediately after such issuance or sale and the denominator of which shall be an amount equal to the sum of (A) the number of shares of Common Stock outstanding immediately prior to such issuance or sale, plus (B) the number of shares of Common Stock which the aggregate consideration, if any, received by the Company upon such issuance or sale would buy at the Fair Market Value thereof, as of the date immediately prior to such issuance, sale or announcement (whichever is less). In the event of any such adjustment, the Option Price shall be adjusted to a number determined by dividing the Option Price in effect immediately prior to such issuance or sale by the fraction used for purposes of the aforementioned adjustment. Notwithstanding the foregoing, there shall be no adjustment pursuant to this Section 7(d) for the issuance of shares of Common Stock upon exercise of the Option held by City National or upon conversion of shares of Series A Preferred Stock, and no adjustment shall be made under this
Section 7(d) if the same issuance or sale would result in a greater adjustment under Section 7(c) above.

          (e) Special Rules. For the purpose of Sections 7(c) and 7(d), the following provisions shall also be applicable:

              (i) If, after the date hereof, the Company shall in any manner offer any rights to subscribe for or to purchase shares of Common Stock, at a price less than the Option Price or less than the Fair Market Value per share of Common Stock in effect immediately prior to the time of the offering of such rights or the granting of such options, as the case may be, all shares of Common Stock which the holders of such rights or options shall be entitled to subscribe for or purchase pursuant to such rights or options shall be deemed to be issued or sold as of the date of the offering of such rights or the granting of such options, as the case may be, and the minimum aggregate consideration


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     named in such rights or options for the Common Stock covered thereby, plus the consideration received by the Company for such rights or options, shall be deemed to be the consideration actually received by the Company (as of the date of the offering of such rights or the granting of such options, as the case may be) for the issue or sale of such shares.

              (ii) If, after the date hereof, the Company shall in any manner issue or sell any shares of any class or obligations directly or indirectly convertible into or exchangeable for shares of Common Stock and the price per share for which Common Stock is deliverable upon such conversion or exchange (determined by dividing: (i) the total minimum amount received or receivable by the Company in consideration of the issue or sale of such convertible or exchangeable shares or obligations, plus the total minimum amount of premiums, if any, payable to the Company upon conversion or exchange, by (ii) the total number of shares of Common Stock necessary to effect the conversion or exchange of all such convertible or exchangeable shares or obligations) shall be less than Option Price or the Fair Market Value per share of the Common Stock in effect immediately prior to the time of such issue or sale, then such issue or sale shall be deemed to be an issue or sale (as of the date of issue or sale of such convertible or exchangeable shares or obligations) of the total maximum number of shares of Common Stock necessary to effect the conversion or exchange of all such convertible or exchangeable shares or obligations, and the total minimum amount received or receivable by the Company in consideration of the issue or sale of such convertible or exchangeable shares or obligations, plus the total minimum amount of premiums, if any, payable to the Company upon exchange or conversion, shall be deemed to be the consideration actually received (as of the date of the issue

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         or sale of such convertible or exchangeable shares or obligations) for the issue or sale of such Common Stock.

               (iii) In the case of any dividend or other distribution on the Common Stock of the Company payable in property, securities of the Company other than Common Stock or securities of a corporation other than the Company, such dividend or other distribution shall be deemed to have been paid or made at a value equal to the fair market value of the property or securities so distributed. Any dividend or distribution referred to in this clause (iii) shall be deemed to have been paid or made on the day following the date fixed for determination of stockholders entitled to receive such dividend or distribution.

               (iv) In determining the amount of consideration received by the Company for Common Stock, securities convertible thereinto or exchangeable therefor, or rights or options for the purchase thereof, no deduction shall be made for expenses or underwriting discounts or commissions paid by the Company. The Board shall determine in good faith the fair market value of the amount of consideration other than the money received by the Company upon the issue by it of any of its securities. The Board shall also determine in good faith the fair market value of any dividend or other distribution made upon Common Stock payable in property, securities of the Company other than Common Stock or securities of a corporation other than the Company. The Board shall, in the event that any Common Stock, securities convertible thereinto or exchangeable therefor, or rights or options for the purchase thereof are issued with other stock, securities or assets of the Company, determine in good faith what part of the consideration received therefor is applicable to the issue of the Common Stock, securities convertible thereinto or

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     exchangeable therefor, or rights or options for the purchase thereof.

                    (v) If there shall be any change in (A) the minimum aggregate consideration named in the rights or options referred to in clause (i) above, (B) the consideration received by the Company for such rights or options, (C) the price per share for which Common Stock is deliverable upon the conversion or exchange of the convertible or exchangeable shares or obligations referred to in clause (ii) above, (D) the number of shares which may be subscribed for or purchased pursuant to the rights or options referred to in clause (i) above, or (E) the rate at which the convertible or exchangeable shares or obligations referred to in clause (ii) above are convertible into or exchangeable for Common Stock, then the Option Price in effect at the time of such event shall be readjusted to the Option Price which would have been in effect at such time had such rights, options, or convertible or exchangeable shares or obligations still outstanding provided for such changed consideration, price per share, number of shares, or rate of conversion or exchange, as the case may be, at the time initially offered, granted, issued or sold, but only if as a result of such adjustment the Option Price then in effect hereunder is thereby reduced.

               (f) Other Action Affecting Capital Stock. If, after the date hereof, the Company shall take any action affecting the Capital Stock, other than an action described in any of the foregoing Sections 7(a) through 7(d) hereof inclusive, which in the opinion of the Board would have a material adverse effect upon the rights or economic interests of the Holder, the Option Price and the number of shares of Option Stock purchasable hereunder shall be adjusted in such manner and at such time as the Board on the advice of the Company's independent public

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 accountants may in good faith determine to be equitable in the circumstances.

               (g) No Adjustment for Certain Transactions. Notwithstanding the foregoing, no adjustment shall be made to the Option Price or to the number of shares of Common Stock issuable upon exercise of this Option in connection with the following transactions:

                    (i) the Common Stock Offering, the Series A Preferred Stock Offering, the Exchange Offer or the Rights Offering (as such terms are defined in the Offering Memorandum);

                    (ii) the issuance of up to 6,710,000 shares of Common Stock pursuant to options granted, expected to be granted or available to be granted to Company employees as described in Footnote 4 on page 44 of the Offering Memorandum; or

                    (iii) the issuance of up to 3,000,000 shares of Common Stock to the Placement Agent as described in Section 11 of the Preferred Stock Purchase Agreement.

          8. Notice of Adjustments. In the event that the Company shall take any action which pursuant to Section 7(a) through 7(d) or Section (f) hereof may result in an adjustment of the Option Price and the number of shares of Option Stock purchasable upon exercise of the Option, the Company will give to the Holder at its last address known to the Company written notice of such action (by first class mail, postage prepaid) ten (10) days in advance of its effective date in order to afford to the Holder an opportunity to exercise the Option prior to the effective date. Such notice shall contain the Company's certificate signed by its President or Vice President and by its Treasurer or Assistant Treasurer or its Secretary or Assistant


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Secretary, setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board made any determination hereunder), and the Option Price and number of shares of Option Stock purchasable after giving effect to such adjustment. In the event that the actual adjustment required by such event is different from that set forth in such notice, the Company shall promptly mail to each Holder a revised certificate and notice in accordance with this Section 8.

          9. Fractional Shares. No fractional shares of Common Stock will be issued in connection with any purchase hereunder but in lieu of such fractional shares, the Company shall make a cash payment therefor equal in amount to the product of the applicable fraction multiplied by the Option Price then in effect.

          10. Transfer to Comply with the Securities Act. Notwithstanding any other provision contained herein, the Option and any Option Shares may not be sold, transferred, pledged, hypothecated or otherwise disposed of except as follows: (a) to a person who, in the opinion of counsel to the Company, is a person to whom the Option or the Option Shares may legally be transferred without registration and without the delivery of a current prospectus under the Securities Act with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this Section 10 with respect to any resale or other disposition of such securities; or (b) to any person upon delivery of a prospectus then meeting the requirements of the Securities Act relating to such securities and the offering thereof for such sale or disposition, and thereafter to all successive assignees.

          11. Legend. Unless the Option Shares have been registered under the Securities Act, upon exercise of the Option


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and the issuance of any of the Optin Shares, all certificates representing such securities shall bear on the face thereof substantially the following legend:

          The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, offered for sale, assigned, transferred or otherwise disposed of, unless registered pursuant to the provisions of that Act or unless an opinion of counsel to the Company is obtained stating that such disposition is in compliance with an available exemption from such registration.

          12. Expiration Date. To the extent not previously exercised, the Option provided for in this Agreement shall expire as of the close of business on the Expiration Date and shall be void thereafter.

          13. Notices. All notices and other communications herein shall be given in the manner required by Section 12 of the Preferred Stock Purchase Agreement.

          14. Loss, Theft, Destruction or Mutilation. Upon receipt by the Company of reasonable evidence satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Agreement and (in the case of loss, theft, or destruction) of reasonable indemnity and (in the case of mutilation) upon surrender and cancellation thereof, the Company will execute and deliver, in lieu thereof, a new Agreement of like tenor.


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          15. Headings. The descriptive headings of the several sections of this
Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          IN WITNESS WHEREOF, the Company, intending to be legally bound hereby, has caused this Agreement to be signed by its duly authorized officer.

                             MEGO MORTGAGE CORPORATION

                             By: /s/ Jeffrey A. Moore
                                -----------------------------------------
                                   President

                             Attest: /s/ Robert V. Bellacosa
                                     -------------------------------------
                                       Secretary

-------------------------    :
                             :ss.

COUNTY OF  Cobb              :
          ---------------

                  On this 25th day of June, 1998, before me, a notary public, the undersigned officer, personally appeared Jeffrey A. Moore, who acknowledged himself to be the ______________________ of MEGO MORTGAGE CORPORATION, a Delaware corporation, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

                  IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                          /s/ Deborah C. Decker
                                       -----------------------------------
                                                   Notary Public

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